SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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TRIDAN CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956
(212) 239-0515
ANNUAL REPORT

June 30, 2015

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2015, including the enclosed audited financial report for that period and for the corresponding period in 2014.  Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 21, 2015, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2015, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2015 was $12.52, compared with $12.56 at April 30, 2014.  Net investment income per share was $.22, for the year ended April 30, 2015, compared with $.26 for the year ended April 30, 2014.  Distributions to shareholders amounted to $.26 per share for fiscal 2015, compared to $.33 for fiscal 2014.

At the company’s last annual meeting on July 15, 2014, the reappointment of WeiserMazars LLP as the company’s auditors for the fiscal year ending April 30, 2015 was ratified by the shareholders as follows:

Shares Voted For	2,609,192.6610
Shares Voted Against	None
Shares Abstaining	None

TRIDAN CORP.
June 30, 2015
Page – 2 –

Also at the last annual meeting, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For	Shares Withheld

Mark Goodman	2,608,918.4320	274.2290
Peter Goodman	“	“
Paul Kramer	“	“
Jay S. Negin	“	“
Warren F. Pelton	“	“
Russell J. Stoever	“	“

The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company.  TheTable A directors (Mark Goodman, Peter Goodman and Warren Pelton) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer, Negin and Stoever) are not.  Peter Goodman is an “interested person” because he is an officer and holder of more than 5% of the shares of the company, Mark Goodman because he is Peter Goodman’s son, and Warren Pelton because he is an officer of the company.

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 61	Director	1999	Pianist and Teacher	1	None

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 89	Director and President	1980	President, Tridan Corp.	1	None

Warren Fred Pelton 6079 Fairway Court Naples, FL 34110 Age 77	Director, Vice- President and Treasurer	1988	Consultant	1	None

TRIDAN CORP.
June 30, 2015
Page – 3 –
Table B

Name, Address and Age	Positions in Tridan Corp.	DirectorSince	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Director- ships During Past 5 Years

Disinterested Persons:

Paul Kramer 330 East 33rd Street, #20C New York, NY 10016 Age 83	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	None

Jay Stanley Negin 6 Demarest Court Englewood Cliffs, NJ 07632 Age 84	Director and Audit Committee Member	1985	Investor	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 70	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

I. Robert Harris 415 Madison Avenue 16th Floor New York, NY 10017 Age 83	Secretary and Chief Compliance Officer	Attorney	None	None

TRIDAN CORP.
June 30, 2015
Page – 4 –

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director is provided below.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Jay S. Negin – Mr. Negin has been a director of the Company since 1985.  He is an attorney and certified public accountant, although not practicing those professions.  He has had extensive activity and experience in the municipal bond field, and participates actively in the board’s analysis and consideration of Tridan’s portfolio positions and transactions.

Warren F. Pelton – Mr. Pelton has been a director since 1988.  He was a shareholder of Tridan Corp. and chief financial officer of Tridan and its subsidiary Danskin, Inc. prior to Tridan’s conversion to an investment company in 1980.  He has had extensive experience over many years as a private management consultant and is skilled in financial planning.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

TRIDAN CORP.
June 30, 2015
Page – 5 –

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2015 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, I. Robert Harris, collect at 212-682-8383, extension 739.

Sincerely

TRIDAN CORP.

/S/ Peter Goodman

Peter Goodman, President

TRIDAN CORP.

P.O. Box 634
New City, NY  10956

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 21, 2015

To the Shareholders of Tridan Corp.:

The Annual Meeting of Shareholders of Tridan Corp. (the "Company") will be held on Tuesday, July 21, 2015, at 10:00 A.M. at the offices of Kantor, Davidoff, Mandelker, Twomey, Gallanty & Olenick, P.C., 16th floor, 415 Madison Avenue, New York, NY 10017.

The following subjects will be considered and acted upon at the meeting:

(1)	Election of six directors;

(2)	Ratification of the selection of WeiserMazars LLP as auditors of the Company for the fiscal year ending April 30, 2016;

(3)	Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The subjects referred to above are discussed in the Proxy Statement enclosed with this notice.  Each shareholder is invited to attend the Annual Meeting of Shareholders in person.  Shareholders of record at the close of business on June 26, 2015 have the right to vote at the meeting.  If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.

By Order of the Board of Directors

I. Robert Harris, Secretary
June 30, 2015

Important Notice Regarding the Availability of Proxy Materials
 for the Shareholder Meeting to be Held July 21, 2015

This Notice of Annual Meeting, together with the attached Proxy Statement, Form of Proxy, Annual Report to Shareholders, and Privacy Policy are also available at www.tridancorp.com.

As in the past, the Company also intends to mail those materials to shareholders with respect to all future shareholder meetings, in addition to posting them to its website as required by Security and Exchange Commission Rules.

TRIDAN CORP.

P.O. Box 634
New City, NY  10956

PROXY STATEMENT

This statement is furnished in connection with the solicitation by the board of directors of Tridan Corp., a New York corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held July 21, 2015 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon.  Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting.  The board of directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of WeiserMazars LLP, as auditors, and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

As of June 26, 2015, there were issued and outstanding 3,093,214.0582 shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company.  Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares.  Holders of record of such shares at the close of business on June 26, 2015 will be entitled to vote at the meeting.

The participants in the Tridan Corp. Employees' Stock Ownership Trust are the beneficial shareholders of the shares held under the trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the trust.  Accordingly, the attached notice, this proxy statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies.  In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their regular compensation) may solicit the return of proxies personally or by telephone or telegraph.

An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2015 and 2014 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies.

ELECTION OF DIRECTORS

At the meeting, six directors are to be elected to hold office until the next annual meeting of shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the by-laws of the Company.  The election of a board of directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below.  If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the board of directors.  The board of directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

As of June 26, 2015, Peter Goodman owned beneficially 940,910.7292 shares (30.42%) of the Company, which does not include shares owned by Barbara S. Goodman, Peter Goodman's wife, nor shares owned by them as trustees for his brother Thomas Goodman.

The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year.  Table C sets forth information concerning non-director officers of the Company.  The Table A nominees (Mark Goodman, Peter Goodman and Warren Pelton) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Messrs. Kramer, Negin and Stoever) are not.  Peter Goodman is an “interested person” because he is an officer and holder of more than 5% of the shares of the Company, Mark Goodman because he is Peter Goodman’s son, and Warren Pelton because he is an officer of the Company.

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 61	Director	1999	Pianist and Teacher	1	None

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 89	Director and President	1980	President, Tridan Corp.	1	None

Warren Fred Pelton 6079 Fairway Court Naples, FL 34110 Age 77	Director, Vice- President and Treasurer	1988	Consultant	1	None

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Paul Kramer 330 East 33rd Street, #20C New York, NY 10016 Age 83	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	None

Jay Stanley Negin 6 Demarest Court Englewood Cliffs, NJ 07632 Age 84	Director and Audit Committee Member	1985	Investor	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age-70	Director and Audit Committee Member	1995	Vice-President and Sales Manager, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5-years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

I. Robert Harris 415 Madison Avenue 16th Floor New York, NY 10017 Age 83	Secretary	Attorney	None	None

The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

Name of Nominee	Dollar Range of Equity Securities in Tridan Corp.

Interested Persons:

Mark Goodman	Over $100,000

Peter Goodman	Over $100,000

Warren Fred Pelton	Over $100,000

Disinterested Persons:

Paul Kramer	None

Jay Stanley Negin	None

Russell Jude Stoever	None

QUALIFICATIONS OF DIRECTORS

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director is provided below, each of whom the board proposes for re-election.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Jay S. Negin – Mr. Negin has been a director of the Company since 1985.  He is an attorney and certified public accountant, although not practicing those professions.  He has had extensive activity and experience in the municipal bond field, and participates actively in the board’s analysis and consideration of Tridan’s portfolio positions and transactions.

Warren F. Pelton – Mr. Pelton has been a director since 1988.  He was a shareholder of Tridan Corp. and chief financial officer of Tridan and its subsidiary Danskin, Inc. prior to Tridan’s conversion to an investment company in 1980.  He has had extensive experience over many years as a private management consultant and is skilled in financial planning.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any options, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2015 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

COMMITTEES

Audit Committee

The audit committee consists of three directors appointed by the board, namely Paul Kramer, Chairman, Jay S. Negin and Russell J. Stoever, each of whom is independent as defined in Rule 4200(a)(15) of the NASD listing standards.  The board has determined that Mr. Kramer qualifies as an audit committee financial expert, as defined by applicable SEC rules and regulations.  The audit committee operates under its charter, which it reviews annually and which is then submitted for approval by the board of directors.  A copy of the charter is attached as an appendix to this proxy statement.

The audit committee assists the board of directors in fulfilling their oversight responsibilities relating to the quality of the Company’s accounting and auditing practices, including its financial statements and financial reporting process, disclosure controls and procedures and internal control over financial reporting, the annual independent audit of the Company’s financial statements, and compliance with the Company’s ethics program and with regulatory requirements.  The audit committee is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.  The committee met three times during the fiscal year ended April 30, 2015.

Audit Committee Report

The audit committee has reviewed and discussed the Company’s April 30, 2014 audited financial statements with management and with WeiserMazars LLP, the Company’s independent registered certified public accountants.  The audit committee has also discussed with said auditors the matters required to be discussed by PCAOB AU Section 380, “Communications with Audit Committees”, has received from them the written disclosures and letter required by PCAOB Rule 3526 “Communications with Audit Committees Concerning Independence”, and has discussed with them their independence from the Company.  The audit committee met separately with the independent registered certified public accountants, with and without management, to discuss the results of their examination and their observations and recommendations.  Based on the foregoing review and discussions, the audit committee has recommended to the board that the audited financial statements as of April 30, 2015 be issued to shareholders and filed with the SEC.

Audit Committee Members:

Paul Kramer, Chairman
Jay S. Negin
Russell J. Stoever

Nominating Committee

The Company does not have a standing nominating committee, because of the small size of the board of directors and the infrequency of its turnover.  Rather, on those rare occasions when a new candidate is proposed for consideration, whether by a shareholder or by others, the entire board considers the candidate and the board itself acts as a nominating committee.  The board considers a candidate’s, experience, familiarity with business and investments, knowledge about issues affecting the Company, and willingness to spend the time necessary to read applicable materials and attend meetings.  The board does not consider diversity in identifying nominees.  In instances where the board determines that a candidate will be a valuable replacement or addition to the board of directors, the board recommends such candidate’s election by the shareholders.  This procedure has been followed successfully and without issue since 1980, when the Company first became a registered investment company, and the board believes it continues to be appropriate.

CONDUCT OF AND ATTENDANCE AT MEETINGS

Peter Goodman is the president and chief executive officer of Tridan Corp.  There is no chairman of the board.  Board meetings are conducted by I. Robert Harris who is the company’s corporate secretary, general counsel, and chief compliance officer, but is not a director.  This arrangement has existed successfully since the company’s conversion in 1980 from a manufacturing enterprise to a registered investment company.  The structure was chosen based upon the differing business and professional background and expertise of Messrs. Goodman and Harris – Mr. Goodman with many years of experience managing a business company, and Mr. Harris as a practicing attorney with knowledge and experience in corporate law and procedural requirements.

During the fiscal year ended April 30, 2015, there were five meetings of the board of directors and three meetings of the audit committee.  Each of the directors attended at least 75% of the aggregate number of meetings of the board and of the audit committee on which he served.  Although the Company has no formal policy regarding director attendance at the annual shareholders meetings, directors are expected to attend, and all members of the board attended last year’s annual meeting.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

The board of directors has not established a formal process for shareholders to send communications to the board.  In the board’s view, it is appropriate for the Company not to have such process, because the directors are few in number, and any shareholder who wishes to do so may address a letter to the attention of the entire board, care of the Company at its principal office, or to individual board members either at that address or at their personal addresses listed in the proxy statement.

PRINCIPAL AND MANAGEMENT SHAREHOLDERS

The following table sets forth certain information concerning directors and nominees as directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company's voting securities as of June 26, 2015:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned on June 26, 2015	Percent of Class on June 26, 2015

Capital Stock (par value $.02)	Peter Goodman 65 Wendover Road Rye, NY 10580	940,910,7292 1/ 2/	30.42%

	Barbara S. Goodman (wife of Peter Goodman) 65 Wendover Road Rye, NY 10580	375,500.00 1/	12.14%

	Thomas Goodman 111-20 73rd Avenue Apt. 6F Forest Hills, NY 11375	701,000.00 3/	22.66%

	Robert W. Erdos 549 Fairview Terrace York, PA 17403	274,640.1115 2/ 4/	8.88%

	Mark Goodman 7 Porters Cove Road Hingham, MA 02043	189,333.3333	6.12%

	Warren F. Pelton 6079 Fairway Court Naples, FL 34110	29,930.8865	0.97%

	All officers, directors and nominees as a group (7 persons)	1,160,174.9490 2/ 3/	37.51%

1/	Not including 600,000 shares owned indirectly by Mr. Goodman and his wife, Barbara S. Goodman, as co-trustees for his brother, Thomas Goodman (see footnote 3), with respect to which the co-trustees have shared voting and investment power.

2/	Including the following shares owned by Tridan Corp. Employees Stock Ownership Trust, as nominee only: 4,823.2278 shares owned directly and beneficially by Peter Goodman, and 4,004.1812 shares owned directly and beneficially by Robert W. Erdos. Messrs. Robert W. Erdos, Peter Goodman, Thomas Goodman and Warren F. Pelton are trustees of said trust.

3/	Including 600,000 shares owned of record with voting power, by Peter Goodman and Barbara S. Goodman, as trustees for Thomas Goodman (Peter Goodman’s brother).

4/	This amount does not include 49,000 shares owned of record and beneficially by ErdaErdos, Mr. Erdos’ wife.

The foregoing table and footnotes shall not be construed as an admission that Peter Goodman is the beneficial owner of any shares owned by him as a trustee for his brother, nor of any shares owned by Mr. Goodman’s wife; nor as an admission that Barbara S. Goodman is the beneficial owner of any shares owned by her as a trustee for Peter Goodman’s brother; nor as an admission that Robert W. Erdos is the beneficial owner of any shares owned by Mr. Erdos’ wife.

Joseph T. Scialo is the Company’s administrator.  Mr. Scialo is a certified public accountant in the firm of Scialo Reimann & Varley, CPA, P.C., 4 Executive Boulevard, Suite 304, Suffern, NY 10901.

RELATIONSHIP WITH AND RATIFICATION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The audit committee is responsible for approving the engagement of the Company’s independent public accountants prior to their engagement.  The audit committee and board of directors have unanimously approved the selection of  WeiserMazars LLP (formerly Weiser LLP) as independent public accountants for the Company for the fiscal year ending April 30, 2016.  Although shareholder ratification is not required by law, to be consistent with past practice the firm’s selection is being submitted for ratification by the shareholders, which requires the affirmative vote of a majority of the shares of the Company present at the meeting.  If shareholders do not ratify their selection, the board will reconsider the matter and will decide whether to retain that firm.  The audit committee and board of directors reviewed the services performed by WeiserMazars LLP during the last fiscal year and determined that such services did not affect their independence.  The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms.  Representatives of the firm are expected to be present at the meeting, will be given an opportunity to make such statements as they feel appropriate, and will be available to respond to appropriate questions.

Audit Fees – WeiserMazars LLP billed the Company a total of $47,000 for the 2015 fiscal year, and $47,000 for the 2014 fiscal year, for the audit of the Company’s annual financial statements and in connection with statutory and regulatory filings for those years.

Audit-Related Fees – No fees were billed to the Company for the last two fiscal years for any audit-related services.

Tax Fees – No fees were billed to the Company for the last two fiscal years for tax compliance, tax advice or tax planning.

All Other Fees – No fees were billed to the Company for the last two fiscal years for any other services.

INVESTMENT ADVISER

The Company’s investment adviser is J.P. Morgan Investment Management Inc., (“Morgan”), 270 Park Avenue, New York, NY 10017.  An affiliated company, J.P. Morgan Chase Bank, N.A. provides custodial services. The Investment Advisory Agreement dated July 1, 2000 (the “Agreement”) between the Company and Morgan was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2015.  On June 18, 2015, the board of directors (including the Company’s independent directors) unanimously approved a continuation of the Agreement until June 30, 2016 (subject to the early termination provisions contained in the Agreement).

Under the Agreement Morgan, subject to the general supervision of the Company’s board of directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company’s portfolio of securities and investments.  In this regard, it is the responsibility of Morgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

The investment advisory services of Morgan to the Company are not exclusive under the terms of the Agreement.  Morgan is free to, and does, render investment advisory services to others, including numerous funds.

Morgan seeks to obtain the best price and execution of orders placed for the Company's assets considering all of the circumstances.  If transactions are executed in the over-the-counter market, Morgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable.  There is no agreement by Morgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer.  This may or may not be a broker or dealer which has provided statistical or other factual information to Morgan.  Subject to the requirement of seeking the best price and execution, Morgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it.  In recognition of the brokerage execution services Morgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction.  Morgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company.  The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker's execution.

INVESTMENT ADVISORY AGREEMENT RENEWAL

Throughout the year, the directors receive and analyze a substantial quantity of comprehensive information and written materials, including ongoing analysis of the company’s existing portfolio and Morgan's recommendations in light of its forecasts for the economy, employment trends, business conditions, federal rate moves, interest trends including comparisons between tax-exempt and taxable bonds, appropriate maturities, quality, yields, diversification, etc.  The directors subject Morgan's portfolio management to scrutiny at each board meeting, including examination of transactions completed since the prior meeting and an overview of the entire portfolio.  Written materials received by the directors before and during each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like.  Morgan is constantly questioned regarding its views, its recommendations and its performance.

In addition to the foregoing, Morgan submits each year its audited financial statements and detailed information regarding Morgan's business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material is furnished to each director.  The directors review and discuss this material, as well as their own views on Morgan’s performance and relationship with Tridan, with particular attention to the following areas:

Investment Performance

At each meeting, the directors receive, review and discuss with Morgan’s representatives various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors.  Morgan’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years, five years and ten years, compared with the Lipper NY Intermediate Muni Debt Funds, JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Barclays1-17 Year NY Muni Bond Index.  Based on their review, the directors have concluded that Tridan’s relative investment performance has been satisfactory.

Nature, Extent and Quality of Service

The board’s analysis of the nature, extent and quality of Morgan’s services to Tridan is based on knowledge gained over time from discussions with management and at the board’s regular meetings.  In addition, the directors review the qualifications, education and experience of Morgan’s personnel involved in rendering those services.  As Tridan’s investment adviser, Morgan manages the investment of the company’s assets, including purchases and sales of securities.  Morgan also provides clerical and bookkeeping services, and prepares and issues periodic reports and statements.  The board considers its adviser’s performance of these administrative and support services, including monitoring adherence to the company’s investment policies, guidelines and restrictions, Morgan’s responsiveness to requests by Tridan’s counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today’s extensive regulatory requirements.  The board has concluded that the nature, extent and quality of the services provided by Morgan to the company have been and continue to be appropriate and beneficial.

Fees

Under its investment Advisory Agreement with Morgan, Tridan pays an annual fee, computed and payable quarterly, equal to 0.28% of its net assets under management (28 basis points). Tridan also pays 0.02% (2 basis points) to Morgan’s affiliate, J.P. Morgan Chase Bank, N.A. for custodial services.  The Advisory Agreement requires Morgan to bear all expenses incurred by it in connection with its activities under the agreement, without any reimbursement from the company.  For the year ended April 30, 2015, Morgan’s advisory fees were $108,909, and the custodial fees were $7,634.  In light of the nature, extent and quality of the services received by Tridan from Morgan, and comparing Morgan’s management fees charged by it to other fixed-income investment companies which are many times larger than Tridan, as well as the affiliate’s custodial fees compared with those available elsewhere, the board considers the fees to Tridan to be reasonable.

It was the conclusion of the directors that it would be in the best interests of Tridan Corp. and its shareholders for the board to renew the investment advisory agreement with J.P. Morgan Investment Management Inc. for another year.

The names and principal occupations of the directors and principal executive officers of Morgan are as follows.  Except as otherwise indicated, each of them may be reached c/o J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017.

Name	Position at Morgan*

George C. Gatch	Director/Chairman/Managing Director
Joseph Bertini	Chief Compliance Officer/Managing Director
Martin R. Porter 60 Victoria Embankment London, United Kingdom	CIO – Global Head of Equities & Balanced Group/Managing Director
Robert L. Young 460 Polaris Pkwy Westerville, OH 43082	Director/COO/Managing Director
Scott E. Richter 1111 Polaris Pkwy Columbus, OH 43240-2050	Secretary/Managing Director
Craig M. Sullivan	Director/Treasurer/CFO/Managing Director
Paul A. Quinsee	Director/Managing Director
Joseph K. Azelby	Director/CIO – Global Head of Real Estate/Managing Director
Lawrence M. Unrein	Director/CIO – Global Head of Private Equity/Managing Director
John T. Donohue	Director/President/CEO/Managing Director
Joy C. Dowd	Director/Control Officer Executive/Managing Director
Douglas C. Wurth	Director/Global Product Head/Managing Director
Jedediah Isiah M. Laskowitz	Director/Global Product Head/Managing Director
Robert C. Michele	Director/Investment Team Head/Managing Director
Michael J. O’Brien 60 Victoria Embankment London, United Kingdom	Director/Global Product Head/Managing Director
Andrew R. Powell	Director/Managing Director

* Managing Director is an officer’s title.  Those who hold it are not necessarily directors of Morgan.

SUPPLEMENTAL INFORMATION

The executive officers of the Company, all of whom serve at the pleasure of the board of directors, are as follows: Peter Goodman (President), Warren F. Pelton (Vice President and Treasurer) and I. Robert Harris (Secretary).  Messrs. Goodman and Harris have served in their respective positions since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980.  Mr. Pelton became Vice President and Treasurer in 1995.  Mr. Harris has been of counsel to the law firm of Kantor, Davidoff, Mandelker, Twomey, Gallanty & Olenick, P.C., general counsel to the Company, for more than the past 5 years.

SHAREHOLDER PROPOSALS
FOR 2016 ANNUAL MEETING

Next year’s annual meeting of shareholders of the Company will be scheduled for July 19, 2016.  Shareholders wishing to have their proposals included in the Company's Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 18, 2016.

OTHER MATTERS

As of the date of this Proxy Statement, the board of directors is not aware of any matters to be presented for action at the meeting other than those described above.  Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated: June 30 2015	By Order of the Board of Directors

I. Robert Harris, Secretary

Appendix

TRIDAN CORP.
AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee.  The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.  The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is “independent” of management and the Company.  Members of the committee will be considered independent if they do not receive, other than for service on the board of directors, any consulting, advisory, or other compensatory fees from the Company, are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, and comply with the definition of independence in Rule 4200(a)(15) of the NASD listing standards.  All committee members shall be financially literate, and at least one member shall be an “audit committee financial expert” as defined by SEC regulations.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of disclosure controls and procedures and internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and compliance with regulatory requirements and with ethics programs as established by management and the board.  In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company.  In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board.  While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Management is responsible for preparing the Company’s financial statements in accordance with generally accepted accounting principles, and the independent auditors are responsible for auditing those financial statements.  The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.  The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

App 1

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities.  The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate and consistent with SEC rules and regulations.

•	The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the standards of the Public Company Accounting Oversight Board (United States) and by applicable SEC rules and regulations. Annually, the committee shall review and recommend to the board the selection of the company’s independent auditors, subject to shareholders’ approval.

•	The committee shall discuss with the Company’s administrator and independent auditors the overall scope and plans for their respective audits, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the committee’s approval. Also, the committee shall discuss with them the auditors’ report on the adequacy and effectiveness of disclosure controls and procedures and internal control over financial reporting. The committee shall also review with the auditors the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•	The committee shall review the interim financial statements with management and the independent auditors prior to their issuance. Also, the committee shall discuss the results of their review and any other matters required to be communicated to them by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

•	The committee shall review with management and the independent auditors the financial statements to be included in the Company’s annual report to shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The committee shall recommend to the board whether the audited statements shall be issued to the shareholders and filed with the SEC. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under standards established by the Public Company Accounting Oversight Board (PCAOB) and applicable SEC rules and regulations.

App 2

TRIDAN CORP.
ANNUAL MEETING OF SHAREHOLDERS – JULY 21, 2015

THIS PROXY IS SUBMITTED ON BEHALF
OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PETER GOODMAN, I. ROBERT HARRIS and WARREN F. PELTON, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on July 21 , 2015, and all adjournments thereof.

(1)	FOR the election, as directors, of all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION:	To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

MARK GOODMAN, PETER GOODMAN, PAUL KRAMER,
JAY STANLEY NEGIN, WARREN FRED PELTON,
RUSSELL JUDE STOEVER

(2)         FOR ☐  AGAINST ☐ ABSTAIN ☐ the ratification of the selection of WeiserMazars LLP as auditors of the Company for the fiscal year ending April 30, 2016;

(3)         Upon any other matter which may properly come before the meeting, in their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR Item (2) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice
of Annual Meeting and	Signature
Proxy Statement is
hereby acknowledged
Signature

Dated:                , 2015

IMPORTANT:            Joint owners must EACH sign.  When signing as attorney, trustee, executor, a dministrator, guardian or corporate officer, please give your full title.

Tridan Corp.
and
Tridan Corp. Employees Stock Ownership Trust

Privacy Policy

The directors and management of Tridan Corp. and Tridan Corp. Employees Stock Ownership Trust (“ESOT”) respect the privacy of nonpublic personal information that we collect from our shareholders and ESOT participants.  This notice provides information regarding our policies and practices surrounding the collection and handling of nonpublic personal information.  The words “we” and “us” refer to Tridan Corp. and the ESOT.  The words “you” and “your” refer to our shareholders and ESOT participants, present and past.

Types of Information We Collect

During the course of our relationship, you sometimes share with us nonpublic personal information, such as your address, social security number, age, and number of shares owned by you.  We collect this information from applications, verbal communications, and correspondence with you.  We may also receive this information from firms that assist us in administering your account and processing transactions on your behalf.  We collect this information in order to handle your account properly and provide you with the services you expect to receive.

Use and Disclosure of Personal Financial Information

We may use your nonpublic personal information in order to provide you with distributions, custodial, accounting, administrative and other shareholder services.

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

We are permitted under law to disclose nonpublic personal information about you to third parties in certain circumstances.  For example, we may disclose your nonpublic personal information to third parties that assist us in providing services to you.

On occasion, we may be required to provide information about you and your accounts and transactions to governmental agencies, in order to fulfill legal and regulatory requirements.  We will comply with these laws, to the extent we are required to do so.

Safeguarding Your Personal Financial Information

We restrict access to your nonpublic personal information to those who have a need to know that information in order to provide services to you.  We maintain physical, electronic, and/or procedural safeguards that meet the standards of applicable laws and regulations.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
Tridan Corp.

In planning and performing our audit of the financial statements of Tridan Corp. (the “Company”) as of and for the year ended April 30, 2015, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Company's internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Company is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles (“GAAP”). A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company's annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Company's internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Company's internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be a material weakness as defined above as of April 30, 2015.

This report is intended solely for the information and use of management and the Board of Directors of Tridan Corp. and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ WeiserMazars LLP
New York, NY
June 24, 2015

Tridan Corp.
Financial Statements
April 30, 2015 and 2014

Tridan Corp.
Contents
April 30, 2015 and 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Tridan Corp.

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the “Company”), including the schedules of investments in municipal obligations, as of April 30, 2015 and 2014, and the related statements of operations for the years then ended, the statement of changes in net assets for each of the three years in the three-year period ended April 30, 2015, and the financial highlights (see Note 7) for each of the five years in the five-year period ended April 30, 2015. These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned, as of April 30, 2015 and 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tridan Corp. as of April 30, 2015 and 2014, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the three-year period ended April 30, 2015, and its financial highlights for each of the five years in the five-year period ended April 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ WeiserMazars LLP
New York, NY

June 24, 2015

Tridan Corp.
Statements of Assets and Liabilities
April 30, 2015 and 2014

	2015	2014
Assets
Investments in municipal obligations, at fair value (original cost - $37,866,607 and $37,282,667, respectively) (amortized cost - $36,118,616 and 35,667,040, respectively)	$38,234,355	$37,906,953
Cash and cash equivalents	70,099	541,730
Prepaid expenses and other current assets	3,719	3,719
Accrued interest receivable	497,132	497,593

Total assets	38,805,305	38,949,995

Liabilities
Accrued liabilities:
Accrued investment advisory and custodian fees	39,710	66,469
Accrued fees - affiliate	18,502	19,242
Accrued other	11,750	11,750
Common stock redemption payable	5,416	9,212

Total liabilities	75,378	106,673

Net assets	$38,729,927	$38,843,322

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock	(1,256,381)	(1,250,964)
Distributable earnings:
Over distributed net investment income	(5,472)	(25,921)
Undistributed capital gains (losses)	(4,252)	-
Unrealized appreciation of investments, net	2,115,736	2,239,911

Net assets [equivalent to $12.52 and $12.56 per share, respectively, based on 3,093,214.0582 shares and 3,093,646.6357 shares of common stock outstanding, respectively]	$38,729,927	$38,843,322

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015			2014
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Insured
Ardsley New York Union Free
School District Unlimited Tax
4.0% due June 15, 2016	$460,000	$462,296	$478,368	$460,000	$464,486	$494,242

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2017	215,000	220,508	235,799	215,000	223,266	244,967

Brookhaven NY Unlimited Tax
5.0% due November 15, 2019	450,000	495,510	524,277	450,000	505,517	539,015

Clarkstown NY Central School District
Strict BDS 2004 Unlimited Tax
(Par Call April 15, 2014 @100)
5.25% due April 15, 2015	-	-	-	35,000	35,185	35,152

City of New York Transitional
Fin Bldg Aid Rev Fiscal 2007
5.0% due July 15, 2016	750,000	759,201	792,623	750,000	766,799	823,920

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2018	430,000	439,050	474,329	430,000	442,783	481,501

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2019	585,000	596,098	645,308	585,000	600,675	647,203

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Insd Sien College
(Par Call July 1, 2016 @100)
5.0% due July 1, 2020	1,000,000	1,017,819	1,054,280	1,000,000	1,023,875	1,091,360

N.Y.S. Dormitory Authority Revs
Non St Supported Debt St Johns Univ - Insd
5.25% due July 1, 2021	1,000,000	1,051,691	1,189,340	1,000,000	1,060,025	1,180,200

N.Y.S. Dormitory Authority Revs
City University Sys Ref Cons 5th Gen
5.5% due July 1, 2019	1,000,000	1,038,063	1,165,910	1,000,000	1,047,406	1,197,680

N.Y.S. Dormitory Authority Revs
Supported Debt Mental Health Svcs Facs
Impt (Par Call February 15, 2015 @100)
5.0% due February 15, 2021	-	-	-	1,035,000	1,040,884	1,074,568

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015			2014
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Insured (continued)
N.Y.S. Dormitory Authority Revs
5.5% due May 15, 2018	$1,155,000	$1,197,015	$1,304,965	$1,155,000	$1,210,855	$1,351,027

N.Y.S. Local Govt Assistance Corp Ref:
5.5% due April 1, 2017	195,000	194,182	208,521	240,000	247,916	264,331

N.Y.S. Local Govt Assistance Corp Ref:
5.5% due April 1, 2017	575,000	610,316	614,871	700,000	747,731	770,966

Pleasantville New York Public Impt
Unlimited Tax
5.0% due January 1, 2016	440,000	443,345	454,242	440,000	447,658	473,950

Commonwealth of Puerto Rico
Highway Transportation Auth Rev Ref
6.25% due July 1, 2016	175,000	178,908	181,068	175,000	184,081	182,537

Commonwealth of Puerto Rico
Highway Transportation Auth Rev Ref
Pre-Refunded
6.25% due July 1, 2016	10,000	10,272	10,684	10,000	10,442	11,276

Sales Tax Asset Receivable Corp New York
(Par Call October 15, 2014 @100)
5.0% due October 15, 2021	-	-	-	200,000	172,658	204,380

Queensbury NY Union Free School
District Ref Unlimited Tax
4.0% due December 15, 2018	225,000	240,120	245,837	225,000	244,286	252,743

Sachem Central School District
NY Holbrook Ref Unlimited Tax
5.25% due October 15, 2019	500,000	520,969	582,605	500,000	525,642	601,030

Sales Tax Receivable Corp
NY Public Impt.
(Par Call October 15, 2014 @100)
5.0% due October 15, 2017	-	-	-	275,000	279,757	281,023

Hilton NY Central School District
Unlimited Tax
4.0% due June 15, 2019	500,000	552,246	548,070	500,000	564,900	561,405

Bethlehem NY Central School District
Unlimited Tax
4.0% due January 15, 2021	500,000	545,546	557,230	500,000	553,511	558,850

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015				2014
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value

Insured (continued)
Rockville Center NY
Limited Tax
4.0% due June 15, 2022	$200,000	$225,381	$224,690		$200,000	$228,927	$222,131

Rhinebeck NY Central School District
Unlimited Tax
(Par Call June 15, 2023)
4.0% due June 15, 2025	535,000	587,613	589,233		535,000	594,080	577,178
	10,900,000	11,386,149	12,082,250		12,615,000	13,223,345	14,122,635
			31.2%	(*)			36.4%	(*)
Revenue Backed
City of New York NY Municipal Water
Fin Auth Wtr. & Sewer Rev Fiscal 2009
(Par Call June 15, 2018 @100)
5.625% due June 15, 2024	1,000,000	994,868	1,144,470		1,000,000	993,721	1,182,240

(Par Call June 15, 2019 @100)
5.0% due June 15, 2027	500,000	512,500	570,400		500,000	515,528	571,290

City of New York Transitional Finance
Auth Rev Sub Future Tax Secured
(Par Call November 1, 2019 @100):
5.0% due November 1, 2020	500,000	530,464	583,950		500,000	536,608	591,620

5.0% due November 1, 2021	1,000,000	1,059,847	1,167,900		1,000,000	1,072,823	1,183,240

Greece NY Central School District
Unlimited Tax
(Par Call December 15, 2022 @100)
5.0% due December 15, 2023	500,000	575,589	605,360		500,000	585,231	586,830

Nassau County New York
Gen. Impt. Unlimited tax
(Par Call October 1, 2020 @100)
4.0% due October 1, 2022	550,000	570,828	600,089		550,000	574,892	581,971

N.Y.S. Dormitory Authority
St. Pers. Income Tax Rev. Ed.
(Par Call March 15, 2018 @100)
5.0% due March 15, 2022	750,000	768,569	833,093		750,000	776,523	857,940

(Par Call March 15, 2018 @100)
5.5% due March 15, 2025	500,000	545,876	641,015		500,000	550,517	628,790

5.5% due March 15, 2026	200,000	254,679	255,370		200,000	259,703	251,916

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015			2014
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Revenue Backed (continued)
N.Y.S. Dormitory Authority
Mental Health Services FACS
(Par Call August 15, 2020 @100)
5.0% due August 15, 2023	$420,000	$424,463	$487,406	$420,000	$425,443	$480,480

N.Y.S Dormitory Authority
Revs. Nonst. Supported debt
(Par Call July 1, 2018 @100)
5.0% due July 1, 2029	300,000	300,000	337,842	300,000	300,000	337,686

New York Environmental Facilities Corp
Pollution Control Rev St Water NYC 02
(Par Call June 15, 2016 @100)
5.0% due June 15, 2018	1,000,000	1,007,546	1,054,380	1,000,000	1,014,102	1,097,010

New York NY Unlimited Tax
5.0% due August 1, 2023	510,000	548,765	592,569	510,000	556,135	586,973

N. Y.S. Thruway Authority
St Pers Income Tax Rev Transn
5.25% due March 15, 2019	750,000	775,088	862,440	750,000	781,560	888,698

N.Y. Unlimited Tax
5.0% due August 1, 2026	350,000	353,076	400,495	350,000	353,785	403,701

N.Y.S. Urban Development Corp.
Rev. Ref. Svc. Contract
(Par Call August 1, 2019)
5.0% due January 1, 2017	225,000	232,196	241,655	225,000	236,503	251,114

Port Authority of New York and New Jersey
(Par Call October 1, 2016 @100)
5.0% due October 1, 2027	300,000	301,633	318,051	300,000	302,885	326,688

5.375% due March 1, 2028	150,000	154,022	186,063	150,000	154,335	178,472

(Par Call January 15, 2016 @100)
5.0% due July 15, 2030	200,000	199,961	206,000	200,000	199,909	211,494

Starpoint NY Central School District
Ref Unlimited Tax
5.0% due June 15, 2018	850,000	936,142	951,235	850,000	963,317	977,679

State of New York Local Government
Assistance Corp. SR. Lien Refunding Bonds
(Par Call April 1, 2018 @100)
5.0% due April 1, 2019	200,000	206,704	223,410	200,000	209,782	230,424

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015			2014
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Revenue Backed (continued)
Clarkstown NY Central
School District
4.0% due May 15, 2019	$500,000	$550,135	$554,560	$500,000	$562,351	$563,740

Wantagh NY Union
Free School District
5.0% due September 1, 2021	550,000	635,067	658,201	550,000	648,473	664,543

Central Islip NY Union Free
School District Ref Unlimited
5.0% due July 15, 2022	750,000	901,620	908,445	750,000	922,559	901,838

Syosset NY Central School
5.0% due December 15, 2022	125,000	142,828	150,866	125,000	145,412	149,616

Brentwood NY UN Free School
District RED Unlimited
5.0% due January 15, 2023	430,000	480,225	523,297	430,000	487,025	521,774

Battery Park City NY
5.0% due January 15, 2029	140,000	157,093	165,367	140,000	159,318	162,249

Connetquot NY Central School
District Unlimited Tax
5.0% due January 15, 2024	400,000	446,451	491,028	400,000	451,780	483,988

Syosset NY Central School District
5.0% due December 15, 2022	435,000	490,043	519,855	435,000	496,695	506,623

5.0% due December 15, 2022	300,000	333,863	356,175	300,000	337,955	346,632

NYC Transitional Fin Auth
Rev Future Tax
5.0% due November 1, 2026	550,000	608,729	653,180	550,000	616,546	635,729

Util Debt Securitization
5.0% due December 15, 2028	500,000	550,325	590,990	500,000	556,375	587,160

Western Nassau CNTY WTR Auth Ser A
(Par call April 01, 2025 @ 100)
5.0% due April 01, 2028	100,000	118,232	116,651	-	-	-

Thompkins CNTY- NY Ref- Public
IMPT-SER
(Par call December 15, 2024 @ 100)
5.0% due December 15, 2027	500,000	615,250	607,430	-	-	-

Gates Chili NY Sch Dstr Unlimited Tax
(Par call June 15, 2025 @ 100)
5.0% due June 15, 2027	200,000	250,213	245,154	-	-	-

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015				2014
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value

Revenue Backed (continued)
Mattituck Cutchogue NY UN Ser A
(Par call July 15, 2025 @ 100)
5.0% due July 15, 2027	$365,000	$450,349	$444,077		$-	$-	$-

Halfmoon NY REF PUB Limited Tax
(Par call June 15, 2025 @ 100)
5.0% due June 15, 2027	280,000	345,543	340,693		-	-	-

Putnam County Ref LTD Tax
(Par call January 01, 2026 @ 100)
5.0% due Januyary 01, 2027	135,000	169,084	166,629		-	-	-

Mattituck Cutchogue NY Ser A
(Par call July 15, 2025 @ 100)
5.0% due July 15, 2026	280,000	348,617	344,336		-	-	-

Build NYC Resource Corp NY
Rev United Jewish Appeal
(Par call July 01, 2024 @ 100)
5.0% due July 01, 2025	320,000	384,020	391,206		-	-	-

Saratoga Springs NY Ref Public
IMPT Unlimited Tax
(Par Call February 15, 2023 @ 100)
5.0% due February 15, 2025	225,000	267,123	272,592		-	-	-

Buffalo & Ft. Erie NY Public
IMPT Unlimited Tax
5.0% due January 01, 2025	410,000	484,718	494,025		-	-	-

Bayport-Blue Point NY UN Free
School Dist Ref Unlimited
5.0% due September 15, 2024	250,000	304,597	311,553		-	-	-

Rensselaer County NY Unlimited Tax
5.0% due September 01, 2024	100,000	124,814	124,754		-	-	-

North Babylon NY UN Free School Dist
(Par call August 1, 2022 @ 100)
5.0% due August 01, 2023	250,000	291,915	299,308		-	-	-

Onandaga County NY Ref
Unlimited Tax
5.0% due March 15, 2024	285,000	336,527	349,731		-	-	-
	19,135,000	21,040,197	22,343,296		15,435,000	16,747,791	17,930,148
			57.7%	(*)			46.2%	(*)
Pre-refunded
Triborough Bridge & Tunnel Authority NY
General Purpose Revs
(Escrowed to Maturity)
5.5% due January 1, 2017	450,000	448,800	470,858		590,000	591,766	636,079

Starpoint NY Central School District
Ref Unlimited Tax
5.0% due June 15, 2020	250,000	285,130	292,955		250,000	291,973	293,527
	700,000	733,930	763,813		840,000	883,739	929,606
			2.0%	(*)			2.4%	(*)

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015				2014
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value

General Obligations
Plainview Old Bethpage New York Central
School District Ref Unlimited Tax
5.0% due December 15, 2020	$250,000	$270,843	$296,195		$250,000	$274,544	$300,298

Riverhead NY Limited Tax
4.0% due June 1, 2021	1,005,000	1,098,358	1,139,831		1,005,000	1,113,680	1,138,203
	1,255,000	1,369,201	1,436,026		1,255,000	1,388,224	1,438,501
			3.7%	(*)			3.7	%(*)

Short-term
Pawling NY Central School District
Ref. Unlimited Tax
4.0% due November 15, 2015	330,000	334,508	336,607		330,000	342,775	348,058

Cold Spring Hbr. NY Central School District
Ref. Unlimited Tax
5.0% due February 1, 2016	100,000	100,601	103,528		100,000	104,142	108,004

Niagara Falls Bridge Commission
NY Toll Rev Highway Impts
5.25% due October 1, 2015	65,000	66,226	65,901		435,000	439,057	443,348

Cattaraugus County NY Public
Impt Ref Unlimited Tax
(Par Call June 1, 2013 @100)
5.0% due June 1, 2015	275,000	271,791	276,117		275,000	274,357	276,077

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2015	310,000	312,456	314,950		310,000	314,980	329,539

Bethlehem NY Central School District
Ref Unlimited Tax
5.0% due November 1, 2015	500,000	503,557	511,867		500,000	508,401	535,075

Ardsley New York Union Free
School District Unlimited Tax
5.0% due June 15, 2014	-	-	-		415,000	415,311	417,476

Unadilla Valley New York Central School
District Ref Unlimited Tax
4.0% due June 15, 2014	-	-	-		500,000	501,327	502,330

Cattaraugus County NY Public
Impt Ref Unlimited Tax
(Par Call June 1, 2013 @100)
5.0% due June 1, 2014	-	-	-		275,000	273,566	276,117

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015				2014
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value
Short-term (continued)
Erie County NY Indl Dev Agency
Sch Fac Rev Sch Dist Buffalo Proj
5.0% due May 1, 2014	-	-	-		250,000	250,025	250,039
	1,580,000	1,589,139	1,608,970		3,390,000	3,423,941	3,486,063
			4.2%	(*)			9.0%	(*)
	$33,570,000	$36,118,616	$38,234,355		$33,535,000	$35,667,040	$37,906,953
			98.7%	(*)			97.6%	(*)

(*)	Represents percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Operations
Years Ended April 30, 2015 and 2014

	2015	2014
Investment income

Interest	$1,645,276	$1,669,519

Amortization of bond premium and discount - net	(427,988)	(445,029)

Total investment income	1,217,288	1,224,490

Expenses

Investment advisory fees	108,909	110,103

Custodian fees	7,634	7,615

Professional fees	130,825	132,580

Directors' fees	77,000	77,000

Administrative and accounting	72,000	72,000

Insurance and other expenses	14,999	13,058

Total expenses	411,367	412,356

Net investment income	805,921	812,134

Realized and unrealized gain on investments

Net realized gain on investments	14,623	191,544

Net unrealized (depreciation) appreciation on investments	(124,175)	(990,479)

Net realized and unrealized gain (loss) on investments	(109,552)	(798,935)

Net increase in net assets resulting from operations	$696,369	$13,199

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2015, 2014 and 2013

	2015	2014	2013

Change in net assets resulting from operations

Net investment income	$805,921	$812,134	$877,613

Net realized gain on investments	14,623	191,544	27,167

Unrealized (depreciation) appreciation on investments	(124,175)	(990,479)	(55,888)

Net increase in net assets resulting from operations	696,369	13,199	848,892

Distributions to shareholders from
Net investment income	(785,471)	(829,832)	(867,805)
Capital gains	(18,876)	(191,544)	-

Redemptions of shares
432.5775 shares, 2,607.1877 shares and
5,625.2271 shares, respectively	(5,417)	(32,794)	(72,430)

Total (decrease) increase	(113,395)	(1,040,971)	(91,343)

Net assets
Beginning of year	38,843,322	39,884,293	39,975,636

End of year	$38,729,927	$38,843,322	$39,884,293

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed‑end, non‑diversified management investment company, registered under the Investment Company Act of 1940, in the preparation of its financial statements.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Recently issued accounting standards

In May 2015, the FASB issued ASU No. 2015-07, “Fair Value Measurement (Topic 820) – Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent).”  ASU No. 2015-07 removes the requirement to include investments in the fair value hierarchy for which the fair value is measured at NAV using the practical expedient under “Fair Value Measurements and Disclosures (Topic 820).”  ASU No. 2015-07 is effective for annual reporting periods beginning December 15, 2015, including interim periods within the reporting period.  ASU No. 2015-07 is required to be applied retrospectively to all periods presented beginning in the year of adoption. Since ASU No. 2015-07 will only impact the Company’s disclosures; adoption will not affect the Company’s financial conditions, results of operations, or cash flows.

Acquisition and valuation of investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2015 and 2014.

Amortization of bond premium or discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

Income taxes

It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision is required.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments; however, the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly.  Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and cash equivalents

The Company considers all investments that can be liquidated within ninety days to be cash equivalents.

Use of estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

Concentration of credit risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.  The cash and cash equivalent balance at April 30, 2015 was approximately $70,000.  The value of the Company's investments may be subject to possible risks involving, among other things, the continued credit worthiness of the various state and local government agencies and public financing authorities underlying its investments.

Fair value of financial instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.  The company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946).  See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of April 30, 2015 and 2014.  FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.  The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable  inputs are not available, representing a company’s own assumptions about the  assumptions that a market participant would use in valuing the asset or liability,  and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered as Level 2 instruments.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2015 and 2014:

	Quoted Prices for Identical Instruments in Non-active Markets (Level 2)
	April 30,
	2015	2014

Investments in municipal obligations	$38,234,355	$37,906,953
Total investments at fair value	$38,234,355	$37,906,953

The Company utilizes quoted market prices for it securities owned, when available.  Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.  These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.	Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	April 30,
	2015	2014

Cash – demand deposits	$70,099	$541,730

3.	Accrued Liabilities

Accrued liabilities consist of the following at:

	April 30,
	2015	2014

Accrued investment advisory and custodian fees (a)	$39,710	$66,649
Accrued fees - affiliate (b)	$18,502	$19,242
Accrued other:
Accrued audit fees (c)	$11,750	$11,750
Accrued administrative and accounting expenses	-0-	-0-
	$11,750	$11,750

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

(a)	The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments. The annual advisory fee is .28 of one percent and the custody fee is .02 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)	For the years ending April 30, 2015 and 2014, the Company incurred legal fees of approximately $83,000 and $86,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2015 and 2014, the Company incurred audit fees of approximately $47,000 each year.

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $4,530,000 and $3,665,000, respectively, for the year ended April 30, 2015, and $5,437,000 and $1,984,000, respectively, for the year ended April 30, 2014.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2015 and 2014, was approximately $36,118,000 and $35,667,000, respectively, and net unrealized appreciation, at April 30, 2015 and 2014, for U.S. Federal income tax purposes was approximately $2,116,000 and $2,240,000, respectively (gross unrealized appreciation of approximately $2,219,000 and $2,278,000, respectively; gross unrealized depreciation of approximately $103,000 and $38,000, respectively).

5.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2015 and 2014, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 30,432 shares and 30,865 shares, respectively, of outstanding common stock, at April 30, 2015 and 2014.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, based on fair value, as of the end of the Company's fiscal quarter in which the request for redemption is received.  At April 30, 2015 and 2014, 105,885.9418 shares ($1,256,381) and 105,453.3643 shares ($1,250,964), respectively, had been redeemed under this plan.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding are as follows:

	April 30,
	2015	2014

Net asset value	$12.52	$12.56
Shares outstanding at:
April 30, 2015	3,093,214.0582
April 30, 2014	3,093,646.6357

6.	Distributions

During the years ended April 30, 2015, 2014 and 2013, distributions of $804,347 ($.26 per share), $1,021,376 ($.33 per share) and $867,805 ($.28 per share), respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes.

The tax character of distributions paid during the years ending April 30, 2015, 2014 and 2013 is as follows:

	2015	2014	2013
Distributions paid from investment income:
Tax-exempt investment income, net	$785,471	$829,832	$867,805
Capital gains	18,876	191,544	-
	$804,347	$1,021,376	$867,805

As of April 30, 2015, 2014 and 2013, the components of distributable earnings on a tax basis are as follows:

	2015	2014	2013
Over-distributed tax-exempt investment income, net	$(5,472)	$(25,921)	$(21,790)
Over-distributed taxable investment income	-	-	-
Over-undistributed capital gains (losses)	(4,252)	-	13,568
Unrealized appreciation of investments, net	2,115,736	2,239,911	3,230,390
	$2,106,012	$2,213,990	$3,222,168

Capital loss carryforwards as of April 30, 2015 and 2014 were $4,252 and $0, respectively. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2015, 2014 and 2013.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2015 and 2014.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2015	2014	2013	2012	2011
Per share operating performance:
(For a share of common stock outstanding throughout the year):

Net asset value, beginning of year	$12.56	$12.88	$12.89	$12.33	$12.32

Income from investment operations:
Net investment income	.26	.26	.28	.31	.31
Net realized and unrealized gain (loss) on investments	(.04)	(.26)	(.01)	.55	.02
Total from investment operations	.22	-0-	.27	.86	.33
Less distributions:
Dividends (from net investment income)	(.25)	(.27)	(.28)	(.30)	(.32)
Capital gains	(.01)	(.06)	(.00)	(.00)	(.00)
Total distributions	(.26)	(.33)	(.28)	(.30)	(.32)
Net asset value - end of year	$12.52	$12.56	$12.88	$12.89	$12.33
Per share market value - end of year	$12.52	$12.56	$12.88	$12.89	$12.33
*Total investment return	1.75%	0.00%	2.10%	6.97%	2.68%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	38,730	$38,843	$39,884	$39,976	$38,251
Ratio of expenses to average net assets	1.06%	1.05%	1.04%	1.01%	1.07%
Ratio of net investment income to average net assets	2.08%	2.06%	2.20%	2.43%	2.51%
Portfolio turnover rate	9.41%	12.41%	4.87%	12.16%	15.16%
Average (simple) number of shares outstanding (in thousands)	3,093	3,095	3,099	3,102	3,104

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.